Exhibit 10.1
          SIXTH AMENDMENT, dated as of June ___, 2006 (“Sixth Amendment”), to the RECEIVABLES PURCHASE AND TRANSFER AGREEMENT, dated as of November 1, 2000 (as amended prior to the date hereof, the “Original RPTA”, and as it may be amended, modified or supplemented on and after the date hereof, including by this Sixth Amendment, the “RPTA”), among BIOSCRIP PBM SERVICES, LLC (as successor to MIM Health Plans, Inc.), a Delaware corporation (together with its corporate successors and assigns, “BioScrip”, and in its capacity as primary servicer thereunder, the "Primary Servicer”), each of the parties named on Schedule I hereto (each, including BioScrip, a "Provider” and collectively, the “Providers”), and MIM FUNDING LLC, a Delaware limited liability company (together with its successors and assigns, the “Purchaser”) and consented to by HFG HEALTHCO-4 LLC (the “Lender”), as assignee of the Purchaser. Unless otherwise defined herein, terms in the RPTA are used herein as therein defined.
          The Parent and certain of the Providers party to the Original RPTA previously have changed their legal names to the names appearing on Schedule I hereto (the “Name Changes”).
          The Primary Servicer has requested Additions of BioScrip Infusion Services, Inc., BioScrip Pharmacy, Inc., JPD, Inc. and Natural Living, Inc. (collectively, the “Additional Providers”) as additional Providers under the RPTA.
          Accordingly, in consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of which hereby are acknowledged, and subject to the fulfillment of the conditions set forth below, the parties hereto agree as follows:
          SECTION 1. AMENDMENTS TO RPTA
          1.1 Schedule I to the Original RPTA is hereby amended and restated in its entirety to read as set forth in Schedule I attached hereto.
          1.2 The defined term of “Parent” appearing in Exhibit I to the RPTA is hereby amended by deleting such defined term in its entirety and substituting therefor the following:
          “Parent” means BioScrip, Inc.
          SECTION 2. CERTAIN REPRESENTATIONS
          2.1 The Primary Servicer and the Providers each represents and warrants that the names of the parties and the respective jurisdictions listed on Schedule I hereto are the full, complete and correct legal names and legal jurisdictions of such parties. Each of the parties hereto acknowledge and agree that the parties listed on Schedule I hereto are all of the Providers under the RPTA as of the date hereof. The Primary Servicer and the Providers each hereby authorizes the Purchaser to file one or more financing statements or continuation statements or amendments thereto or assignments thereof which may at any time be required or, in the opinion of the Purchaser, be desirable, in order to create and/or maintain in favor of the Lender a first priority perfected security interest in the Collateral (as defined in the Loan Agreement) of each Provider and to do so without the signature of such Provider where permitted by law.
          2.2 The Providers each hereby certify, represent and warrant that (i) except as otherwise disclosed in public filings made by the Parent with the United States Securities and Exchange Commission, the representations and warranties in the RPTA are true and correct, with the same force and effect as if made on such date, except as they may specifically refer to an earlier date, in which case they were true and correct as of such date,(ii) no unwaived Event of Termination, a Group-Wide Event of Termination, a Servicer Termination Event or a Group-Wide Servicer Event of Termination or would constitute such an Event of Termination, Group-Wide Event of Termination, Servicer Termination Event or Group-Wide Servicer Event of Termination has occurred or is continuing (nor any event that but for notice or lapse of time or both would constitute an Event of Termination, a Group-Wide Event of Termination, a Servicer Termination Event or a Group-Wide Servicer Event of Termination or would constitute such an Event of Termination, Group-Wide Event of Termination, Servicer Termination Event or Group-Wide Servicer Event), (iii) each of the Providers and the Primary Servicer, as applicable, has the corporate power and authority to execute and deliver this Sixth Amendment, and (iv) no consent of any other person (including, without limitation, shareholders or creditors of any Provider), and no action of, or filing with any governmental or public body or authority is required to authorize, or is otherwise required in connection with the execution and performance of this Sixth Amendment, other than, in each case, such that have been obtained.
          SECTION 3. CONDITIONS PRECEDENT
          3.1 This Sixth Amendment shall not become effective until the following conditions have been satisfied in full or waived in writing by the Purchaser and the Lender as its assignee:
    (a) All required corporate and limited liability company actions in connection with the execution and delivery of this Sixth Amendment and the Name Changes shall have been taken, and each shall be satisfactory in form and substance to the Lender, and the Lender shall have received all information and copies of all documents, including, without limitation, records of requisite corporate and limited liability company action that the Lender may reasonably request, to be certified by the appropriate corporate or limited liability company person or government authorities;
    (b) Fully executed counterparts of this Sixth Amendment have been delivered to the Purchaser and the Lender;
    (c) The Additional Providers shall have entered into the Subscription Agreement substantially in the form of Exhibit A hereto.
          SECTION 4. MISCELLANEOUS

          4.1 The terms “Agreement”, “hereof”, “herein” and similar terms as used in the RPTA shall mean and refer to, from and after the effectiveness of this Sixth Amendment, the RPTA as amended by this Sixth Amendment, and as it may in the future be amended, restated, modified or supplemented from time to time in accordance with its terms. Except as specifically agreed herein, the RPTA is hereby ratified and confirmed and shall remain in full force and effect in accordance with its terms.
          4.2 THIS SIXTH AMENDMENT SHALL, IN ACCORDANCE WITH SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK, BE GOVERNED BY THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO ANY CONFLICT OF LAWS PRINCIPLES THEREOF THAT WOULD CALL FOR THE APPLICATION OF THE LAWS OF ANY OTHER JURISDICTION.
          4.3 This Sixth Amendment may be executed in counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same agreement.
          4.4 Delivery of an executed counterpart of a signature page by telecopier shall be effective as delivery of a manually executed counterpart.

          IN WITNESS WHEREOF, the parties hereto have caused this Sixth Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

PROVIDERS:	BIOSCRIP PBM SERVICES, LLC (as successor to MIM Health Plans, Inc.)

By:

Name:
Title:

BIOSCRIP PHARMACY SERVICES, INC.

By:

Name:
Title:

BIOSCRIP INFUSION SERVICES, INC.

By:

Name:
Title:

BIOSCRIP PHARMACY (NY), INC.

By:

Name:
Title:

BIOSCRIP PHARMACY, INC.

By:

Name:

Title:

JPD, INC.

By:

Name:
Title:

NATURAL LIVING, INC.

By:

Name:
Title:

BIOSCRIP INFUSION SERVICES, LLC

By:

Name:
Title:

PURCHASER:	MIM FUNDING LLC

By:

Name:
Title:

PRIMARY SERVICER:	BIOSCRIP PBM SERVICES, LLC (as successor to MIM Health Plans, Inc.)

By:

Name:
Title:

CONSENTED TO:

BIOSCRIP, INC. (f/ka/ MIM CORPORATION)

By:

Name:
Title:

HFG HEALTHCO-4 LLC
By: HFG Healthco-4, Inc., a member

By:

Name:
Title:

SCHEDULE I
LIST OF PROVIDERS

Name	Jurisdiction of Organization
BioScrip, Inc.	Delaware
BioScrip Pharmacy Services, Inc.	Ohio
BioScrip Infusion Services, Inc.	California
BioScrip Pharmacy (NY), Inc.	New York
BioScrip PBM Services, LLC	Delaware
BioScrip Pharmacy, Inc.	Minnesota
JPD, Inc.	Ohio
Natural Living, Inc.	New York
BioScrip Infusion Services, LLC	Delaware

EXHIBIT A
Form of Subscription Agreement